CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - CAD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Expenses
Research and development	$ 9,392,623	$ 9,770,007	$ 8,601,864
Operating	6,212,831	5,524,500	5,315,837
Loss before the following	(15,605,454)	(15,294,507)	(13,917,701)
Interest	130,101	163,902	197,859
Loss before income taxes	(15,475,353)	(15,130,605)	(13,719,842)
Income tax expense	(141,498)	(9,374)	(3,153)
Net loss	(15,616,851)	(15,139,979)	(13,722,995)
Other comprehensive (loss) income items that may be reclassified to net loss
Translation adjustment	(180,330)	(206,918)	480,935
Net comprehensive loss	$ (15,797,181)	$ (15,346,897)	$ (13,242,060)
Basic and diluted loss per common share (cad per share)	$ (0.12)	$ (0.13)	$ (0.12)
Weighted average number of shares (basic)	132,395,752	119,880,200	112,613,845
Weighted average number of shares (diluted)	132,395,752	119,880,200	112,613,845